EXHIBIT 99.1

                                                               EXECUTION VERSION

             SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT AND
             ------------------------------------------------------
                      FIRST AMENDMENT TO SECURITY AGREEMENT
                      -------------------------------------


           This SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT, dated as of September 25, 2003 (this "Amendment"), is made among WESTPOINT STEVENS INC., a Delaware corporation and Chapter 11 debtor-in-possession ("WPS"), WESTPOINT STEVENS INC. I, a Delaware corporation and Chapter 11 debtor-in-possession ("WPSI"), J. P. STEVENS & CO., INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPS"), J. P. STEVENS ENTERPRISES, INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPSE"), and WESTPOINT STEVENS STORES INC., a Georgia corporation and Chapter 11 debtor-in-possession ("WPSS") (WPS, WPSI, JPS, JPSE and WPSS each is referred to hereinafter as a "Borrower" and collectively as the "Borrowers"), the financial institutions from time to time parties to the Credit Agreement (as hereinafter defined) (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANK OF AMERICA, N.A., in its capacity as administrative and collateral agent for the Lenders (together with its successors in such capacity, the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as syndication agent for the Lenders (in such capacity, the "Syndication Agent" and collectively with Administrative Agent, the "Agents").

                                    RECITALS:
                                    ---------

           Borrowers, Lenders and Agents are parties to a certain Post-Petition Credit Agreement dated as of June 2, 2003, as amended by a First Amendment to Post-Petition Credit Agreement dated as of June 26, 2003 (as so amended, the "Credit Agreement"), pursuant to which Lenders have made certain revolving credit loans to and issued various letters of credit for Borrowers.

           Borrowers and Administrative Agent are parties to a certain Security Agreement dated as of June 2, 2003 (the "Security Agreement"), pursuant to which Borrowers have granted to Administrative Agent, for its benefit and the benefit of Lenders, a continuing Lien upon the Collateral, as security for the Obligations.

           The parties desire to amend the Credit Agreement and the Security Agreement in certain respects as hereinafter set forth.

           NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

           1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

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           2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended by:

           (a) deleting clause (a) of the definition of "Change of Control" appearing in Annex A to the Credit Agreement and by substituting in lieu thereof the following new clause (a):

               (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act becomes after the Petition Date a "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of WPS ) (except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time);

           (b) amending the definition of "Eligible Accounts" appearing in Annex A to the Credit Agreement by deleting clause (t) thereof in its entirety and by substituting in lieu thereof the following new clause (t):

               (t) which is not subject to a first priority and perfected security interest in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, or which is subject to any other Lien except those in favor of the Pre-Petition Agents.

           (c) deleting in its entirety the definition of "Foreign Subsidiary Advances" appearing in Annex A to the Credit Agreement and by substituting in lieu thereof the following new definition:

               "Foreign Subsidiary Advances" means loans, advances or other extensions of credit by a Borrower to or for the benefit of a Foreign Subsidiary, including (i) the procuring of a Letter of Credit for the account of such Borrower to support or secure indebtedness of a Foreign Subsidiary or to otherwise benefit a Foreign Subsidiary (the original face amount of any such Letter of Credit being the amount of the Foreign Subsidiary Advance attributable thereto) and (ii) all amounts paid under any Guaranty from such Borrower with respect to indebtedness (including indebtedness owing to trade creditors) of a Foreign Subsidiary, but expressly excluding any payment by such Borrower after the Petition Date of interest on Pre-Petition Debt for which such Borrower and a Foreign Subsidiary are jointly and severally liable.

           (d) deleting the definition of "Software" appearing in Annex A to the Credit Agreement.

           (e) deleting the reference to "Borrower" appearing in each of Section 1.2(i)(A), Section 3.4(a) and clause (h) of the Section captioned "Interpretive Provisions" appearing in Annex A to the Credit Agreement and by substituting in lieu thereof a reference to "Borrowers."

           (f) deleting the reference to "Section 8.2" appearing in Section 3.1 and by substituting in lieu thereof a reference to "Article 8".


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           (g) amending clause (p) of Section 5.3 by inserting immediately before the word "termination" appearing therein, the phrase "notice of."

           (h) amending Section 6.8 by inserting immediately following the defined term "Real Estate" appearing in clause (ii) thereof, the phrase "in favor of any Person".

           (i) amending Section 6.17 by deleting the phrase "Neither the Borrower" appearing therein and by substituting in lieu thereof the phrase "Neither any Borrower."

           (j) deleting the references to "Borrower" and "Borrower's" appearing in the last two sentences of Section 7.7 and by substituting in lieu thereof, respectively, references to "Borrowers" and "Borrowers'".

           (k) amending Section 12.8 by deleting the phrase "The Bank of America" the two times it appears therein and by substituting therefore the phrase "Bank of America."

           (l) amending Section 13.11 by deleting the phrase "such Person" the two times it appears therein and by substituting the phrase "such Indemnified Person" in lieu thereof.

           (m) amending Exhibit E to the Credit Agreement by inserting the word "No" immediately before the phrase "Default or Event of Default" appearing therein and by amending each of the Exhibits to the Credit Agreement by deleting the phrase "Credit Agreement dated as of June 2, 2003" wherever it appears therein and by substituting therefor the phrase "Post-Petition Credit Agreement dated as of June 2, 2003."

           3. AMENDMENTS TO SECURITY AGREEMENT. Section 11 of the Security Agreement is hereby amended:

           (a) by redesignating the subsections set forth therein, in the order in which they appear, as subsections (a), (b), (c), (d), (e) and (f), respectively;

           (b) by deleting the second proviso appearing in subsection (b) thereof; and

           (c) by deleting the reference to "Section 9" appearing in the new redesignated subsection (f) thereof and by substituting in lieu thereof a reference to "Section 11."

           4. TEMPORARY SUSPENSION OF EBITDA COVENANT. Notwithstanding anything in the Credit Agreement or any other DIP Financing Document to the contrary, the Administrative Agent and the Lenders hereby agree that the EBITDA covenant set forth in Section 7.23 of the Credit Agreement shall be suspended (i.e., it shall not be tested) during the period commencing on the date hereof and ending on the earliest of (i) the entry by the Court of an order approving the terms of the Third Amendment to Post-Petition Credit Agreement dated as of September 25, 2003, among the Borrowers, the Lenders and the Administrative Agent, which Third Amendment provides for, among other things, an amendment of the EBITDA covenant set forth in Section 7.23 of the Credit Agreement, (ii) October 31, 2003, and
(iii) the first date after the date hereof on which Availability is less than $75,000,000 (such period, the "Suspension Period"). After the Suspension Period, the EBITDA covenant shall cease to be suspended and shall be tested strictly in accordance with the provisions of Section 7.23 of the Credit Agreement, including, without limitation, for any test period ending during the Suspension Period.


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           5. RATIFICATION AND REAFFIRMATION. Borrowers hereby ratify and reaffirm the Obligations, each of the DIP Financing Documents and all of Borrowers' covenants, duties, indebtedness and liabilities under the DIP Financing Documents.

           6. REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

           7. EFFECTIVENESS. This Amendment shall become effective upon receipt by the Administrative Agent of at least 12 original counterparts of this Amendment, in form and substance satisfactory to the Administrative Agent and the Majority Lenders, duly executed and delivered by the Borrowers, the Majority Lenders and the Administrative Agent.

           8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

           9. NO COURT APPROVAL. The parties do not believe that Court approval of all or any part of this Amendment is required by the terms of the Final Financing Order.

           10. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other DIP Financing Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction.

           11. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


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           IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

                                            BORROWERS:
                                            ---------

                                            WESTPOINT STEVENS INC.,
                                            a Delaware corporation

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WESTPOINT STEVENS INC. I,
                                            a Delaware corporation

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            J.P. STEVENS & CO., INC.,
                                            a Delaware corporation

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            J.P. STEVENS ENTERPRISES, INC.,
                                            a Delaware corporation

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WESTPOINT STEVENS STORES INC.,
                                            a Georgia corporation

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            AGENTS:
                                            -------

                                            BANK OF AMERICA, N.A.,
                                            as Administrative Agent

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Syndication Agent

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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                                            LENDERS:
                                            --------

                                            BANK OF AMERICA, N.A.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WACHOVIA BANK, NATIONAL ASSOCIATION

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                           WHITEHALL BUSINESS CREDIT CORPORATION

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            MORGAN STANLEY SENIOR FUNDING, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WELLS FARGO FOOTHILL, LLC

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            ORIX FINANCIAL SERVICES, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      By:_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                              AMSOUTH BANK

                                              By:_______________________________
                                                   Name:________________________
                                                   Title:_______________________

                                            FLEET CAPITAL CORPORATION

                                            By:_________________________________
                                                 Name:__________________________
                                                 Title:_________________________